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                                                                    Exhibit 10.5

                           SFBC INTERNATIONAL, INC.
                           11190 Biscayne Boulevard
                             Miami, Florida 33181



Lisa Krinsky, M.D.
Mr. Arnold Hantman
SFBC International, Inc.
11190 Biscayne Boulevard
Miami, Florida 33181

     Re:  SFBC/Krinsky
          SFBC/Hantman

Dear Lisa and Arnold:

     This letter serves to waive the bonuses to which you are each entitled for the year ended December 31, 2001 effective as of December 31, 2001. Please execute a copy of this letter signifying your agreement to its terms.

                                        Sincerely yours,


                                        /s/ Dr. Gregory B. Holmes
                                        -------------------------
                                        Dr. Gregory B. Holmes
                                        Executive Vice President

WE HEREBY AGREE TO THE
TERMS OF THIS LETTER:


/s/ Lisa Krinsky, M.D.
-----------------------
Lisa Krinsky, M.D.

/s/ Arnold Hantman
-----------------------
Arnold Hantman